OPPENHEIMER VARIABLE ACCOUNT FUNDS

Oppenheimer Balanced Fund/VA

Supplement dated November 14, 2011 to the

Prospectus dated April 29, 2011

This supplement amends the Prospectus, dated April 29, 2011, of Oppenheimer Balanced Fund/VA (the “Fund”), a series of Oppenheimer Variable Account Funds.

1. The section titled “Portfolio Managers,” on page 6, is deleted in its entirety and is replaced with the following:

Portfolio Managers. Mitch Williams manages the equity component of the Fund's portfolio and Krishna Memani and Peter Strzalkowski manage the fixed-income component of the Fund's portfolio. Mr. Williams has been a portfolio manager of the Fund since November 2011. Mr. Memani has been a portfolio manager and Vice President of the Fund since April 2009. Mr. Strzalkowski has been a portfolio manager of the Fund since April 2009 and Vice President of the Fund since May 2009.

2. The section titled “Portfolio Managers,” beginning on page 13, is deleted in its entirety and is replaced with the following:

Portfolio Managers. The equity component of the Fund's portfolio is managed by Mitch Williams and the fixed-income component of the Fund's portfolio is managed by Krishna Memani and Peter A. Strzalkowski. Mr. Williams, Mr. Memani and Mr. Strzalkowski are primarily responsible for the day-to-day management of the Fund's investments. Mr. Williams has been a portfolio manager of the Fund since November 2011. Mr. Memani has been a portfolio manager and Vice President of the Fund since April 2009. Mr. Strzalkowski has been a portfolio manager of the Fund since April 2009 and Vice President of the Fund since May 2009.

Mr. Williams, CFA, has been a Vice President of the Manager since July 2006 and a Senior Research Analyst of the Manager since April 2002. He was a Vice President and Research Analyst for Evergreen Funds from October 2000 to January 2002. Mr. Williams is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been the Director of Fixed Income of the Manager since October 2010 and a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.  Mr. Strzalkowski, CFA, has been a Vice President of the Manager since August 2007 and a member of the Manager's Investment Grade Fixed Income Team since April 2009.

Mr. Strzalkowski was a Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, from July 2006 through August 2007. He was a Senior Portfolio Manager at Highland Capital Management, L.P. from June 2005 through July 2006 and a Senior Fixed Income Portfolio Manager at Microsoft Corp. from June 2003 through June 2005. He was a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group, from April 2000 through June 2003 and a Vice President and Fixed Income Portfolio Manager at Centura Banks from November 1998 through April 2000. Mr. Strzalkowski is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

November 14, 2011                                                                                                           PS0670.015